                                                                Exhibit(a)(1)(B)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                        WORKGROUP TECHNOLOGY CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 20, 2002

                                       BY

                           SOFTECH ACQUISITION CORP.
                           A WHOLLY-OWNED SUBSIDIARY

                                       OF

                                 SOFTECH, INC.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, BOSTON TIME, ON WEDNESDAY, DECEMBER 18, 2002, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                      By Mail, Hand or Overnight Delivery:

                                 59 MAIDEN LANE
                               NEW YORK, NY 10038
                   ATTN: REORG. DEPARTMENT -- WORKGROUP TECH.

    By Facsimile Transmission       Confirm Receipt of Facsimile
(For Eligible Institutions Only):          by Telephone:
          (718) 234-5001              (718) 921-8200 Ext. 8237

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery. You must sign this Letter of Transmittal in the appropriate space therefor provided below, with signature guarantee if required, and complete the substitute Form W-9 set forth below. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered holder. See Instruction 5.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEARS         SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                 ON THE SHARE CERTIFICATES)                     (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF SHARES
                                                                  SHARE         REPRESENTED       NUMBER OF
                                                               CERTIFICATE        BY SHARE          SHARES
                                                               NUMBER(S)(1)   CERTIFICATE(S)(1)   TENDERED(2)
                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------
                                                             TOTAL OF SHARES
---------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders who deliver Shares by book-entry transfer.
 (2) Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
 --------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used by the stockholders of Workgroup Technology Corporation (the "Company"), if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in
Section 3 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 3 of the Offer to Purchase and pursuant to the procedures set forth therein).

     Stockholders whose certificates for Shares ("Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer (as defined below). See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                TENDER OF SHARES

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    Account Number:
------------------------------     Transaction Code Number: --------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

    Window Ticket Number (if any):
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

    IF DELIVERY IS BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING:

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     The undersigned hereby tenders to SofTech Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of SofTech, Inc., a Massachusetts corporation ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Workgroup Technology Corporation, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all issued and outstanding Shares, at a purchase price of $2.00 per Share (the "Offer Price"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 20, 2002 and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby, and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary") as the undersigned's true and lawful agent and attorney-in-fact with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser, as the undersigned's attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares, including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                               LOST CERTIFICATES

     I have lost my Certificates that represented ____________ Shares and require assistance in obtaining replacement Certificates. I understand that I must contact the Depositary to obtain instructions for replacing a lost Certificate (See Instruction 10).

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
    To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:  Check Certificate(s) to
Name:
-----------------------------------------------
Address:
---------------------------------------------
------------------------------------------------------
------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

Account Number:
----------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail:  Check Certificate(s) to
Name:
-----------------------------------------------
Address:
---------------------------------------------
------------------------------------------------------
------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

                                   IMPORTANT
                             STOCKHOLDER: SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Name(s) ------------------------------------------------------------------------

Capacity (Full Title) ----------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number -------------------------------------------------

Taxpayer Identification or Social Security Number ------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

Dated: ------------------------------ , 200__

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURES
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s) --------------------------------------------------------

Name ---------------------------------------------------------------------------

Name of Firm -------------------------------------------------------------------

Address ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number -------------------------------------------------

Dated: ------------------------------ , 200__

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name(s) appear(s) on a security position listing as the owner(s) of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address as set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of the Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided on the cover page hereof is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made or Share Certificate(s) not tendered or not accepted for payment are to be issued in the name of any person(s) other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the purchase price will not be paid until such other person(s) has paid any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) and has submitted evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Taxpayer Identification Number and Backup Withholding. United States federal income tax law generally requires that a stockholder who exchanges Shares for cash must provide the Depositary with his correct Taxpayer Identification Number ("TIN").

     To prevent backup withholding, each stockholder who receives cash in exchange for Shares must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, which requires such stockholder to certify, under penalties of perjury, (1) that the TIN provided is correct (or that such stockholder is awaiting a TIN),

(2) that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the stockholder that he is no longer subject to backup withholding, and (3) that the stockholder is a U.S. person.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt stockholder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN ("Certificate of Foreign Status") signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

     If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein.

     If you do not provide your TIN to the Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" may be directed to the Information Agent at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

     10. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, such fact should be indicated in the box entitled "Lost Certificates" in this Letter of Transmittal. In such event, the Depositary will forward additional documentation necessary to be completed in order to surrender effectively such lost or destroyed Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     Important: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).

         TO BE COMPLETED BY ALL SURRENDERING STOCKHOLDERS OF SECURITIES

-------------------------------------------------------------------------------------------------------------------
                               PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
-------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE           PART I -- Taxpayer Identification Number --
         FORM W-9            For all Accounts ENTER YOUR TIN IN THE BOX AT          -----------------------
                             RIGHT. (For most individuals, this is your             SOCIAL SECURITY NUMBER
                             social security number. If you do not have a                     OR
                             TIN, see Obtaining a Number in the enclosed        -------------------------------
                             Guidelines).                                       EMPLOYER IDENTIFICATION NUMBER
                             Note: If the account is in more than one                  (IF AWAITING TIN
                             name, see the chart in the enclosed                     WRITE "APPLIED FOR")
                             Guidelines to determine which number to give
                             the payor.
                             --------------------------------------------------------------------------------------

     DEPARTMENT OF THE       PART II -- For Payees Exempt from Backup Withholding. See the enclosed Guidelines
     TREASURY INTERNAL       and complete as instructed therein.
      REVENUE SERVICE        ------------------------------------------------------------------------------------
    PAYOR'S REQUEST FOR      PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:
  TAXPAYER IDENTIFICATION
      NUMBER ("TIN")         (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
                             (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service
                                 (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                             (3) I am a U.S. person (including a U.S. resident alien).
                             ------------------------------------------------------------------------------------
                             Signature: -------------------------------------  Date: ----------------------------
-----------------------------------------------------------------------------------------------------------------
    You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. The Internal
Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
-----------------------------------------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                     IN PART I OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

SIGNATURE: ------------------------------  DATE: ------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING ON ANY GROSS PROCEEDS AT THE WITHHOLDING RATE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                      By Mail, Hand or Overnight Delivery:
                                 59 Maiden Lane
                               New York, NY 10038
                   Attn: Reorg. Department - Workgroup Tech.

             By Facsimile Transmission                         Confirm Receipt of Facsimile
         (For Eligible Institutions Only):                             by Telephone:
                  (718) 234-5001                                 (718) 921-8200 Ext. 8237

                    The Information Agent for the Offer is:

                          [GEORGESON SHAREHOLDER LOGO]

                   Georgeson Shareholder Communications Inc.
                                17 State Street
                            New York, New York 1004
                     Banks and Brokers Call: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: (866) 423-4881